UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-21552

     J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

383 Madison Avenue

      New York, NY 10179

(Address of principal executive offices) (Zip code)

Abby L. Ingber, Esq.

J.P. Morgan Private Investments Inc.

4 New York Plaza

     New York, NY 10004

(Name and address of agent for service)

Copy to:

Stephen Cohen, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2026

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the Securities and Exchange Commission (“SEC”), may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2026

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Market Overview (Unaudited)

As of March 31, 2026

The economy expanded during the period from April 1, 2025 to March 31, 2026 (the “Reporting Period”), and the U.S. has so far avoided a recession. Geopolitical volatility remains elevated amidst tariff threats and unrest in the Middle East, but the economy has remained resilient exhibiting strong GDP growth. The MSCI USA Index, the MSCI World ex-USA Index and the MSCI Emerging Markets Indices returned 17.3%, 21.8%, and 28.5%, respectively, during the Reporting Period.

Corporate earnings continued to be robust to start 2026, although equities are generally trading sideways amidst geopolitical uncertainty. Bond yields declined from cycle highs but remained elevated compared to pre-COVID levels. The Bloomberg U.S. 1-3 Month Treasury Bills Index, the Bloomberg Global-Aggregate Total Return Hedged USD Index and the MSCI World Index returned 4.1%, 3.3%, and 18.2%, respectively, during the Reporting Period.

Despite poor consumer sentiment, key economic indicators remained healthy. The unemployment rate has risen from cycle lows but remains stable at 4.3%, and inflation is nearly within one percentage point above the Federal Reserve’s 2% target. While increased tariffs may put downward pressure on growth and upward pressure on inflation, the Federal Reserve is expected to prioritize the labor piece of its mandate in the near term. Interest Rates are not expected to return to near-zero levels absent a crisis; however, investors in longer-term bonds, which now outyield shorter-term bonds, stand to benefit compared to those holding cash.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited)

Twelve Months Ended March 31, 2026

Reporting Period Return

J.P. Morgan Access Multi-Strategy Fund, L.L.C.	8.40%*

Hedge Fund Research, Inc. (HFRI) Fund of Funds Diversified Index	10.56%

Members’ Capital as of 3/31/2026 (In Thousands)	$26,096

INVESTMENT OBJECTIVES AND STRATEGY **

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) is currently in liquidation. Prior to entering liquidation the Fund was an actively managed registered “fund of hedge funds” with a target portfolio of 20-25 single strategy and diversified hedge funds. The Fund sought to fully complement an existing traditional stock and bond portfolio with a focus on generating consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed income markets. While in liquidation and in the process of transitioning its portfolio, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies.

INVESTMENT APPROACH **

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s assets primarily among professionally selected investment funds (commonly referred to as hedge funds) (“Investment Funds”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. Investment Funds generally pursue “absolute return” in that they seek to achieve positive returns, by, for example, taking long and short positions and by engaging in various hedging strategies, regardless of the performance of the traditional equity and fixed income markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE? **

On June 18, 2025, the Board of Directors of the Fund approved the proposal to liquidate the Fund pursuant to the terms of a plan of liquidation (“Plan of Liquidation”). During the Reporting Period, the Fund posted a 8.40% return, net of fees, and underperformed relative to the HFRI Fund of Funds Diversified Index (the “Index”). The Fund is no longer pursuing its investment objective or being managed consistent with its investment strategies, therefore the Fund’s performance during the Reporting Period reflects the process of liquidating holdings to cash and paying liquidating distributions. The Fund’s overall returns during the Reporting Period may not be indicative of its long-term performance and were influenced by the proceeds from asset sales. References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

* The return shown is based on the Members’ Capital calculated for Member transactions. Certain adjustments were made to the Members’ Capital of the Fund at March 31, 2026 for financial reporting purposes, and as a result, the Members’ Capital for Member transactions and the total return based on that Members’ Capital may differ from the adjusted Members’ Capital and the total return for financial reporting.

** The Fund is in liquidation and in the process of transitioning its portfolio, as such the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Private Placement Memorandum. This is likely to impact performance.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

Event Driven, Long/Short Equities, Opportunistic/Macro and Relative Value strategies comprised approximately 51% of the Fund’s strategy exposure at the end of the Reporting Period. During the Reporting Period, all four strategies contributed positively to the Fund’s performance. Long/Short Equities and Event Driven strategies’ returns were primarily attributed to a rally in global equities and credit markets, and a recovery in merger activity. Managers exhibiting a higher market directionality did particularly well, specifically those with technology-specific equity and distressed credit exposures. Opportunistic/Macro generated returns across Discretionary and Quantitative Macro exposures, offsetting losses from Trend-Following strategies. Macro managers benefited from tactically trading exposures across interest rates and currencies, and from long-biased positioning in equities and metals. Relative Value continued to post broad-based positive performance from Equity Market Neutral, Convertible Arbitrage, Multi-Strategy, and Securitized Fixed Income based strategies.

HOW WAS THE FUND POSITIONED?

As of the end of the Reporting Period, the Fund continued to be allocated across the four main hedge fund strategies, Long/Short Equities, Opportunistic/Macro, Relative Value and Event Driven, but maintains a higher than historical level of cash and cash equivalents from liquidation proceeds. The Fund continues to transition its portfolio to cash and cash equivalents pursuant to the terms of the Plan of Liquidation.

The Fund is paying liquidating distributions in installments, with the final liquidating distribution expected to be paid during the third calendar quarter of 2027, although market, economic or other factors, including the timing of the Fund’s receipt of proceeds of redemptions from Investment Funds, could result in the Fund’s liquidating distributions being paid earlier or later than anticipated.

The percentages on this graph are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Members’ Capital.

Management agreements of the general partners/managers of the Investment Funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0% to 3% annually of Members’ Capital and performance fees of 0% to 35% of net profits earned.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2026 *

	Inception Date of Fund	1 Year	5 Year	10 Year	Since Inception
J.P. Morgan Access Multi-Strategy Fund, L.L.C.	April 6, 2004	8.40%	4.85%	5.01%	3.25%

The allocation of the various strategies employed by the Fund may change and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest Confidential Private Placement Memorandum, dated July 25, 2025, the gross and net expense ratios for the Fund were 14.17% and 13.13% for the fiscal year ended March 31, 2025, respectively. These ratios include the acquired fund fees and expenses from the Investment Funds. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The graph illustrates comparative performance for $50,000 invested in the J.P. Morgan Access Multi-Strategy Fund, L.L.C. and the Hedge Fund Research, Inc. Funds of Funds Diversified Index from April 1, 2016 to March 31, 2026.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the HFRI Funds of Funds Diversified Index is provided for illustrative purposes only. The securities comprising the Index may have substantially different characteristics than investments held by the Fund and the Index does not represent the strategy of the Fund. Comparisons to the Index have limitations because the Index has volatility, asset composition and other material characteristics that may differ from the Fund. Although the performance of the Index reflects the returns of constituent hedge funds, net of expenses, the Index itself is unmanaged and no expenses are deducted at the Index level. The performance

* The Fund is in liquidation and in the process of transitioning its portfolio, as such the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Private Placement Memorandum. This is likely to impact performance.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

of the Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Index performance information is as of March 31, 2026 unless otherwise indicated. Index returns may be estimates and subject to change without notice. The HFRI Funds of Funds Diversified Index may reflect estimated returns for up to four months. Because of these estimates, the performance of the Index should not be relied upon as an accurate measure of comparison and should not be relied upon in making an investment decision with respect to the Fund.

HFRI Funds of Funds Diversified Index is a widely used hedge fund benchmark. Fund of Funds classified as “Diversified” exhibit one or more of the following characteristics: invests in a variety of strategies among multiple managers; historical annual return and/or a standard deviation generally similar to the HFRI Fund of Fund Composite Index; demonstrates generally close performance and returns distribution correlation to the HFRI Fund of Fund Composite Index. A fund in the HFRI Fund of Funds Diversified Index tends to show minimal loss in down markets while achieving superior returns in up markets. The Index definition can be found at www.hedgefundresearch.com.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

March 31, 2026

Investment Funds (a)	First Acquisition Date	Cost ($)	Value ($)	% of Members’ Capital	Liquidity (b)
Event Driven
Antara Capital Onshore Fund LP	01/01/2022	4,493,432	1,051,207	4.03	Side Pocket*
Antara Capital Onshore Fund LP Participation Note, 3/31/2024	01/01/2022	663,667	292,756	1.12	See below(f)
Antara Capital Onshore Fund LP Participation Note, 6/30/2024	01/01/2022	534,836	289,494	1.11	See below(f)
Antara Capital Onshore Fund LP Participation Note, 9/30/2024	01/01/2022	650,784	287,756	1.10	See below(f)
HG Vora Special Opportunities Fund, L.P.	05/01/2021	805,805	781,953	3.00	Quarterly
Silver Point Capital Fund, L.P.	07/01/2024	3,287,480	3,848,486	14.75	Annual
Third Point Partners Qualified, L.P. Participation Note	10/01/2017	468,084	439,371	1.68	See below(g)
SOF SPV Onshore (Cayman) Ltd	03/01/2021	360,587	365,505	1.40	Side Pocket*

Total		11,264,675	7,356,528	28.19

Long/Short Equities
Coatue Qualified Partners, L.P.	04/01/2016	499,460	1,005,143	3.85	Quarterly
Echo Street Capital SPV 4, LLC	04/01/2024	51,738	59,526	0.23	Side Pocket*
Redmile Capital Fund LP	08/01/2019	104,107	24,093	0.09	See below(f)
Viking Global Equities, L.P.	07/01/2023	3,159,376	3,699,153	14.17	Annual

Total		3,814,681	4,787,915	18.34

Opportunistic/Macro
Brevan Howard Alpha Strategies Fund, L.P.	01/01/2023	2,012,044	2,286,684	8.77	Monthly

Total		2,012,044	2,286,684	8.77

Relative Value
Jain Global Onshore Fund LP	12/01/2024	3,251,099	3,238,742	12.41	Quarterly
King Street Capital, L.P.	11/01/2016	49,008	90,013	0.34	Side Pocket*
Magnetar Capital Fund, L.P.	01/01/2009	83	273	0.00 (c)	Side Pocket*
Verition Multi-Strategy Fund LLC	04/01/2024	2,100,105	2,390,801	9.16	Quarterly

Total		5,400,295	5,719,829	21.91

Total Investments in Investment Funds		22,491,695	20,150,956	77.21

Registered Investment Companies		Cost ($)	Value ($)	% of Members’ Capital	Liquidity

JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 3.51% (d),(e)		19,145,986	19,145,986	73.37	Daily

Total Investments in Registered Investment Companies		19,145,986	19,145,986	73.37

Total Investments		41,637,681	39,296,942	150.58

Liabilities, less other Assets			(13,200,589)	(50.58)

Members’ Capital			26,096,353	100.00

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

March 31, 2026

(a)	Non-income producing investments. Investment Funds are restricted securities per Rule 12-12.8 of Regulation S-X.
(b)	Certain funds (except registered investment companies) may be subject to an initial lock-up period, as described in Note 2 of the financial statements.
(c)	Amount rounds to less than 0.005%.
(d)

Investment in affiliate. As of March 31, 2026, the Fund held 19,145,986 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	The rate shown is the current yield as of March 31, 2026.
(f)

Full redemption request submitted and effective December 31, 2023. The remaining portion represents proceeds deferred until the underlying fund liquidates its illiquid assets, the timing of which remains uncertain.

(g)

Full redemption request submitted and effective September 30, 2025. The remaining portion represents proceeds deferred until the underlying fund liquidates its illiquid assets, the timing of which remains uncertain.

*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity. Refer to Note 2b of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

March 31, 2026

Assets

Investments in non-affiliates, at value (cost $22,491,695)	$20,150,956
Investments in affiliates, at value (cost $19,145,986)	19,145,986
Receivable for Investment Funds sold	9,714,327
Dividend receivable from affiliates	56,610
Prepaid expenses	41,487

Total assets	49,109,366

Liabilities
Distributions payable	22,177,642
Professional fees payable	467,357
Repurchase Interests proceeds payable	300,042
Administration Fee payable	5,223
Other accrued expenses	62,749

Total liabilities	23,013,013

Members’ Capital	$26,096,353

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Operations

For the year ended March 31, 2026

Investment income
Dividend income from affiliates	$1,493,953
Dividend income from non-affiliates	259,019

Total investment income	1,752,972

Expenses
Management Fee (see Note 3)	1,424,460
Professional fees	658,872
Administration Fee (see Note 3)	185,180
Fund accounting and custodian fees	178,478
Credit facility fees (see Note 4)	156,889
Insurance	123,720
Investor servicing fees	55,463
Directors’ fees	23,363
Other	53,771

Total expenses	2,860,196

Less: Waivers and/or expense reimbursements (see Note 3)	(1,263,916)

Net expenses	1,596,280

Net investment income (loss)	156,692

Realized and unrealized gain (loss)
Net realized gain (loss) from investments in non-affiliates	75,608,984
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	(62,140,583)

Net realized and unrealized gain (loss)	13,468,401

Net increase (decrease) in Members’ Capital resulting from operations	$13,625,093

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

For the year ended March 31, 2026

	Managing Member*	Other Members	Total
From investment activities

Net investment income (loss)	$–	$156,692	$156,692
Net realized gain (loss) from investments in non-affiliates	–	75,608,984	75,608,984
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	(62,140,583)	(62,140,583)
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	13,625,093	13,625,093

From Members’ Capital transactions

Capital contributions	–	1,369,000	1,369,000
Repurchase fee	–	375	375
Capital repurchases	–	(6,000,843)	(6,000,843)
Distributions	–	(197,843,443)	(197,843,443)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(202,474,911)	(202,474,911)

Net change in Members’ Capital	–	(188,849,818)	(188,849,818)

Members’ Capital at beginning of year	–	214,946,171	214,946,171

Members’ Capital at end of year	$–	$26,096,353	$26,096,353

For the year ended March 31, 2025
	Managing Member*	Other Members	Total
From investment activities

Net investment income (loss)	$–	$(3,362,125)	$(3,362,125)
Net realized gain (loss) from investments in non-affiliates	–	11,440,712	11,440,712
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	4,794,179	4,794,179
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	12,872,766	12,872,766

From Members’ Capital transactions

Capital contributions	–	18,898,000	18,898,000
Repurchase fee	–	2,716	2,716
Capital repurchases	–	(26,408,231)	(26,408,231)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(7,507,515)	(7,507,515)

Net change in Members’ Capital	–	5,365,251	5,365,251

Members’ Capital at beginning of year	–	209,580,920	209,580,920

Members’ Capital at end of year	$–	$214,946,171	$214,946,171

*	MSFMM, Inc. is the Fund’s Managing Member and has a capital contribution of less than $1 in the Fund.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the year ended March 31, 2026

Cash flows from operating activities

Net increase in Members’ Capital resulting from operations	$13,625,093
Adjustments to reconcile net change in Members’ Capital resulting from operations to net cash provided by operating activities:
Purchases of non-affiliated Investment Funds and registered investment companies	(5,659,019)
Sales of non-affiliated Investment Funds and registered investment companies	200,149,586
Purchases of short-term investments in affiliates, net	(6,264,755)
Net realized (gain) loss from investments in non-affiliates	(75,608,984)
Net change in unrealized (appreciation) depreciation on investments in non-affiliates	62,140,583
Increase in dividend receivable from affiliates	(26,650)
Decrease in prepaid expenses	4,276
Decrease in professional fees payable	(184,713)
Decrease in Management Fee payable	(364,954)
Decrease in Administration Fee payable	(42,594)
Decrease in credit facility fees payable	(14,125)
Decrease in other accrued expenses	(106,146)

Net cash provided by operating activities	187,647,598

Cash flows from financing activities

Capital redemptions, including change in repurchase Interests proceeds payable and repurchase fees	(11,981,797)
Distributions	(175,665,801)

Net cash used in financing activities	(187,647,598)

Net change in cash and cash equivalents	–

Cash at beginning of year	–

Cash at end of year	$–

Supplemental disclosure of cash flow information

Distributions payable	$22,177,642

In-kind distribution from Investment Funds	365,505

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Highlights

Ratios and other Financial Highlights

The following represents the ratios to the Other Members’ Capital and other financial highlights information for Members’ Capital other than the Managing Member and Special Member (a).

	Years Ended March 31,
	2026	2025	2024	2023	2022

Total return	8.40%	6.22%	8.91%	(1.43%) (b)	2.53%

Ratios to the other Members’ Capital:

Expenses, before waivers	2.16%	1.82%	1.86%	1.78%	1.68%
Expenses, net of waivers	1.20%	1.81%	1.85%	1.77%	1.67%

Net investment income (loss), before waivers	(0.84%)	(1.59%)	(1.68%)	(1.73%)	(1.68%)
Net investment income (loss), net of waivers	0.12	(1.58%)	(1.67%)	(1.72%)	(1.67%)

Portfolio turnover rate	4.99%	17.40%	18.20%	14.54%	15.49%

Members’ Capital applicable to other Members	$26,096,353	$214,946,171	$209,580,920	$216,224,564	$245,633,340

The above ratios and total returns are calculated for Other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation, if any.

The above expense ratios do not include the expenses from the Investment Funds and affiliated money market fund. However, total returns take into account all expenses.

(a)

J.P. Morgan Investment Management Inc. (“JPMIM” and “Special Member”), the Fund’s previous investment adviser, holds a position in the Fund as of March 31, 2026 that amounts to less than 0.005% of Members’ Capital. JPMIM previously served as investment adviser since the Fund’s inception date of April 6, 2004, through September 30, 2021.

(b)	The total return would have been (1.56%) had the Investment Manager not made a payment of $312,339 to the Fund related to an operational error.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026

1. Organization

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. Prior to entering liquidation, the Fund’s investment objective was to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund sought to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There was no assurance that the Fund would achieve its investment objective.

On June 18, 2025, the Board of Directors (the “Board”) of the Fund, upon the recommendation of the Fund’s investment manager, J.P. Morgan Private Investments Inc. (“JPMPI”), and upon careful consideration, approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation (the “Plan of Liquidation”). Pursuant to the Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities of the Fund will be satisfied, and the remaining proceeds will be distributed to the Fund’s Members. The Fund is paying liquidating distributions in installments, with the final liquidating distribution expected to be paid during the third calendar quarter of 2027, although market, economic or other factors, including the timing of the Fund’s receipt of proceeds of redemptions from Investment Funds, could result in the Fund’s liquidating distributions being paid earlier or later than anticipated.

JPMPI is engaged in business and activities for the purposes of winding down the Fund’s business affairs and transitioning its portfolio to cash and cash equivalents to facilitate the orderly liquidation and subsequent liquidating distributions. While in liquidation, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Private Placement Memorandum. This will impact performance. Pending the Fund’s final distribution, the Fund may remain invested in certain Investment Funds, which means that certain of the Fund’s assets will still be exposed to the risks of the Fund’s investment program. The Fund is closed to any subscriptions and will not make any further tender offers to repurchase Interests.

Upon the distribution of all of the Fund’s assets, the Fund intends as soon as practicable to deregister under the Investment Company Act of 1940, as amended, and dissolve under Delaware law.

The following is a description of strategies used by third-party investment advisers:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods.

Long/Short Equities – Makes long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. Investment Funds within this strategy are generally subject to 45 day redemption notice periods.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

1. Organization (continued)

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture, typically with low correlations to other strategies. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and has the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 90 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 45-90 day redemption notice periods.

JPMPI, a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co. (“J.P. Morgan Chase”), acts as Investment Manager (the “Investment Manager”) and Administrator (the “Administrator”), and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors.

MSFMM, Inc. serves as the managing member of the Fund (the “Managing Member”).

The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

2. Significant Accounting Policies

a. Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital (“Members’ Capital”) resulting from operations during the Reporting Period. Actual results could differ from those estimates.

b. Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The Board has designated the Administrator as the Valuation Designee, and the Administrator uses the J.P. Morgan Access Multi-Strategy Funds’ Valuation Committee (“VC”), comprised of officers of the Fund and other personnel of the Administrator to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the VC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

The Fund’s ability to liquidate an interest and withdraw from an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or withdrawals may be made.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the year until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies with a fair value of $19,145,986 as disclosed on the Schedule of Investments, are designated as Level 1.

As of March 31, 2026, Investment Funds with a fair value of $20,150,956 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c. Distributions from Investments

Distributions received from Investment Funds or affiliated and non-affiliated investment companies whether in the form of cash or securities or other in-kind distributions, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains. During the Reporting Period, the Fund received $365,505 in in-kind distributions from Investment Funds.

d. Investment Transactions with Affiliates

The Fund invested in affiliated investment companies which are advised by J.P. Morgan Investment Management Inc. (“JPMIM”) or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Affiliated investment companies’ distributions may be reinvested into the affiliated investment companies. Reinvestment amounts are included in the purchase cost amounts in the table below:

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

d. Investment Transactions with Affiliates (continued)

Security Description	Value at March 31, 2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at March 31, 2026	Shares at March 31, 2026	Dividend Income	Capital Gain Distributions

JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 3.51% (a)	$12,881,231	$202,064,978	$(195,800,223)	$ -	$ -	$19,145,986	19,145,986	$1,493,953	$ -

(a) The rate shown is the current yield as of March 31, 2026.

e. Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from Investment Funds or affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds and non-affiliated investment companies are included in net change in unrealized appreciation (depreciation) on investments in non-affiliates on the Statement of Operations.

f. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to members (the “Members”); and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds and affiliated and non-affiliated investment companies, and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to the other Members’ Capital shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by JPMPI as the Fund’s adviser and/or administrator as described in Note 3.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

g. Income Taxes

The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually responsible to report on its own tax return its distributive share of the Fund’s taxable income or loss.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of March 31, 2026, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s tax returns for the prior three tax years remain subject to examination in general by the major tax jurisdictions.

h. Segment Reporting

The Chief Operating Decision Maker (“CODM”) is identified as the Fund management team, which comprises the Chief Investment Officer team, the named portfolio managers of the Adviser, and the officers of the Fund, including the Principal Executive Officer and the Principal Financial Officer. The Fund is considered an operating segment, and its performance and operating results are reviewed daily to make informed decisions regarding performance. The CODM utilizes performance indicators such as profit, loss, income, expenses, and performance returns. These operating measures are reflected in the financial reporting, including, but not limited to, the Statement of Assets, Liabilities and Members’ Capital, the Statement of Operations, and the Financial Highlights. These reports are among the many inputs used by the CODM to assess performance and make strategic decisions.

i. Recent Accounting Pronouncement

During the Reporting Period, the Fund adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update 2023-09-Income Taxes (Topic 740): “Improvements to Income Tax Disclosures”. The adoption of this new standard impacted financial statement disclosures only and did not affect the Fund’s financial positions or results of its operations. The Fund did not pay any federal or state and local income taxes. There were no significant amounts of income taxes paid in foreign jurisdictions by the Fund during the Reporting Period.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

3. Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of 1.00% of the month-end capital account balance of each Member, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. Effective July 1, 2025, JPMPI has contractually agreed to waive its management fee of 1.00% for the duration of the liquidation. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee was paid monthly in arrears within 30 days of the calculation of the Fund’s month-end Members’ Capital of each month. For the year ended March 31, 2026, the Management Fee earned by JPMPI totaled $1,424,460.

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.13% of the Fund’s month-end Members’ Capital before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. For the year ended March 31, 2026, the Administration Fee earned by JPMPI totaled $185,180.

Prior to July 1, 2025, JPMPI had contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to director election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 1.92% on an annualized basis of the Fund’s Members’ Capital as of the end of each month. There were no fees waived pursuant to this agreement from April 1, 2025 to June 30, 2025.

Effective July 1, 2025, JPMPI has contractually agreed to waive its management fee of 1.00% and to waive fees and/or reimburse the Fund to the extent that annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to director election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 0.78% on an annualized basis of the Fund’s Members’ Capital as of the end of each month. This arrangement will be in place through the entire duration of the liquidation of the Fund. There were fees of $1,185,207 waived pursuant to this agreement during the year ended March 31, 2026.

The Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). JPMPI as the Fund’s adviser and/or administrator has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the net fees JPMIM collects from the affiliated money market funds on the Fund’s investment in such money market funds. The amount of waivers resulting from investments in the affiliated money market funds for the year ended March 31, 2026 was $78,709 paid by JPMPI. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

3. Management Fee, Related Party Transactions and Other (continued)

Though the Fund is closed to any new subscriptions, entities had previously been retained by the Fund to assist in the placement of interests. These entities (“Placement Agents”), which may have included the Investment Manager and its affiliates, were generally entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing an interest through a Placement Agent. The placement fee would have been added to a prospective investor’s subscription amount; it would not constitute a capital contribution made by the investor to the Fund, nor would it have been included as part of the assets of the Fund. The placement fee could have been adjusted or waived at the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers receive no compensation from the Fund for serving in their respective roles.

4. Line of Credit

Effective March 19, 2026, the Fund terminated its committed line of credit with Bank of America. Prior to March 19, 2026, the Fund had a committed line of credit with Bank of America, N.A. in the amount of $32 million enabling the Fund to borrow cash under the credit agreement. Under the credit agreement, the Fund was required to pledge cash or securities as collateral to Bank of America, N.A. in an amount at least equal to a certain percentage of the available line of credit. Interest charged on borrowings, which was calculated on any outstanding loan balance, and based on a Secured Overnight Financing Rate (“SOFR”), was payable on a monthly basis. The Fund also paid a monthly facility fee at an annual rate of 0.50% on the daily unused amount of the line of credit. The Fund had no outstanding loan balance on this line of credit as of March 19, 2026 when the agreement terminated.

During the year ended March 31, 2026, the Fund had no borrowings under the credit agreement.

5. Security Transactions

During the year ended March 31, 2026, purchases and sales of investments (excluding short-term investments) amounted to $5,659,019 and $ 204,869,904, respectively.

At March 31, 2026, the estimated cost of investments for Federal income tax purposes was $67,946,496. Accordingly, gross unrealized appreciation on investments was $2,225,703 and gross unrealized depreciation was $30,875,257, resulting in net unrealized depreciation of $28,649,554. The estimated cost of investments for Federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on their respective Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the tax year ended December 31, 2025; therefore, the tax basis cost of investments as of March 31, 2026 is estimated based on information available, and will not be finalized by the Fund until after the Fund’s fiscal year end.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

6. Contributions, Redemptions, and Performance Allocation

Prior to June 26, 2025, initial and additional contributions for Interests (“Interests”) by eligible investors were accepted at such times as the Fund may determine. The Fund reserved the right to reject any contributions for Interests in the Fund. The initial acceptance for contributions for Interests was April 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepted contributions for Interests as of the first day of each month at the Fund’s then current NAV. Effective June 26, 2025, the Fund is closed to any subscriptions and will not make any further tender offers to repurchase Interests. Members will not be required to submit any written tender documentation in order to receive distributions in connection with the liquidation.

Prior to June 18, 2025, the Fund, from time to time, offered to repurchase Interests pursuant to written tenders by Members. These repurchases were made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expected to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 35% of the Fund’s Members’ Capital quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund was charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the year ended March 31, 2026, the Fund earned Repurchase Fees of $375, which was included in the Statements of Changes in Members’ Capital. As part of the Plan of Liquidation, Repurchase fees for Members who have held Interests in the Fund for less than one-year will be waived.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

7. Risk Exposure

In pursuing its investment objectives, the Fund invests primarily in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to annual and may be subject to various lock-up provisions and early withdrawal fees.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

7. Risk Exposure (continued)

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

Investment Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. This would be especially likely in times of general market turmoil and/or times in which the market for certain types of securities held by such Investment Fund is disrupted. In such a case, the Investment Manager would seek to cause the Fund to dispose of these securities in a manner that is in the best interests of the Fund, but there can be no assurance that the Investment Manager will be able to do so in a timely or efficient manner.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Because of the Fund’s investments in registered investment companies, the Fund indirectly pays a portion of the expenses incurred by these registered investment companies. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the registered investment companies’ investments in securities and

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

7. Risk Exposure (continued)

financial instruments such as fixed income securities, including high yield, asset-backed and mortgage related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the registered investment companies may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the registered investment companies are disclosed within their individual financial statements and registration statements, as appropriate since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s or Investment Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics, pandemics or endemics.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9. Concentrations

As of March 31, 2026, all members of the Fund are clients of an affiliate of the Investment Manager, whose holdings collectively represented all of the Fund’s Members’ Capital. Significant Member transactions, if any, may impact the Fund’s performance.

10. Liquidation

During the Reporting Period, the Fund made two liquidation distributions pursuant to the Plan of Liquidation. The first and second liquidation distributions paid were $142,399,338 and $33,266,463, respectively.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2026 (continued)

11. Subsequent Events

Pursuant to the Plan of Liquidation, the Fund paid a third liquidation distribution in the amount of $22,177,642 on May 14, 2026. The Fund has evaluated other subsequent events through the date of issuance of this report and has determined that there are no other material events that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, of J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) as of March 31, 2026, the related statements of operations and cash flows for the year ended March 31, 2026, the statement of changes in members’ capital for each of the two years in the period ended March 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the five years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agent and investment fund portfolio managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 27, 2026

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Directors. Subject to the provisions of the operating agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)(2)	Other Directorships Held During the Past 5 Years
Independent Directors
Lisa M. Borders (1957); Director since 2021; Lead Independent Director since 2026.	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	12	Chair, Georgia Trust for Local News (2023-2025); Vice Chair, National Trust for Local News (2023-2025); Director, Operation Hope (2015-2016; 2020-2024); Director, Grady Health System (Chair, Quality Committee 2014-2017); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.
Neil Medugno (1957); Director since 2021.	Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994-2017).	12	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).
Kevin Klingert (1962); Director since 2022.	President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	12

Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021-October 2022).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)(2)	Other Directorships Held During the Past 5 Years
Lauren K. Stack (1963); Director since 2021.	Chief Operating Officer and Board Member, HyperSpectral Corp. (Advanced Technology) (2020-present).	12	Director, HyperSpectral Corp. (2020-present); Board Chair, Invest529 (2022-2023); Independent Trustee, Invest529 (2019-2023).

Interested Directors
Mary E. Savino (1962); Chairman since 2021.	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, President of J.P. Morgan Wealth Management Solutions Inc. (2024-present); Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-2024); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.	12	Director & Chair of Board, J.P. Morgan Wealth Management Solutions Inc.; Director, J.P. Morgan Private Investments Inc.; Director, Six Circles Multi-Strategy Sub-Fund I Ltd. (2024-2026); Director, Six Circles Multi-Strategy Sub-Fund II Ltd. (2024-2026); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-2026).

(1)	Each Director serves for an indefinite term.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board of Directors serves currently includes three registered investment companies (12 funds).

The contact address for each of the Directors is 270 Madison Avenue, New York, NY 10017.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Name (Year of Birth), Positions Held with the Fund (since)	Principal Occupation During Past 5 Years
Officers
Gregory R. McNeil (1975), President and Principal Executive Officer since 2025

Managing Director, J.P. Morgan Private Investments Inc. (2024-present); Managing Director, J.P. Morgan Securities LLC (2024-present); Principal Financial Officer and Treasurer, Six Circles Funds (2018-2025); Executive Director, J.P. Morgan Securities LLC (2018-2024); Director, Six Circles Multi-Strategy Sub-Fund I Ltd. (2024-present); Director, Six Circles Multi-Strategy Sub-Fund II Ltd. (2024-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018).

Abby L. Ingber (1962), Chief Legal Officer and Secretary since 2021

Managing Director and Associate General Counsel, JPMorgan Chase Bank, N.A. (2023-present); Director, Six Circles Multi-Strategy Sub-Fund I Ltd. (2024-present); Director, Six Circles Multi-Strategy Sub-Fund II Ltd. (2024- present); Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-2023); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since 2021

Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Tricia Larkin (1979), Principal Financial Officer and Treasurer since 2025

Executive Director, J.P. Morgan Private Investments Inc. (2025-present); Executive Director, J.P. Morgan Securities LLC (2025-present); Senior Vice President, Ariel Investments, LLC (2023-2025); Senior Vice President, Fund Administration, First Eagle Investment Management, LLC (2019-2023).

Francisco Camacho (1979), Assistant Treasurer since 2021	Vice President, J.P. Morgan Securities LLC (2021-present); Vice President, Neuberger Berman Group LLC (2013-2020).
Angela Burke (1982), Assistant Secretary since 2023

Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2022 - Present); Senior Attorney, Aviva Investors Americas (2021-2022); Senior Vice President, The Northern Trust Company; Assistant Secretary, Northern Funds and Northern Institutional Funds (2018-2021).

The contact address for each of the officers, unless otherwise noted, is 270 Madison Avenue, New York, NY 10017.

Rev. May 2022

FACTS	WHAT DOES J.P. MORGAN ACCESS MULTI-STRATEGY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

◾ Social Security number and income

◾ account balances and transaction history

◾ credit history and payment history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Access Multi-Strategy Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Access Multi- Strategy Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. For operator relay assistance, first dial 711.

Who we are

Who is providing this notice?	J.P. Morgan Access Multi-Strategy Funds

What we do

How does the Access Multi-Strategy Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to get your information only when they need it to do their work, and we require companies that work for us to protect your information.

How does the Access Multi-Strategy Funds collect my personal information?

We collect your personal information, for example, when you:

∎

open an account or make a wire transfer

∎

direct us to buy securities or direct us to sell securities

∎

provide your account information

We also collect your personal information from others, such as credit bureaus,

affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎

sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎

affiliates from using your information to market to you

∎

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎

Our affiliates include companies with the Chaseor J.P. Morgan name and financial companies such as J.P. Morgan Private Investments Inc. and J.P. Morgan Securities LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Access Multi-Strategy Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ The Access Multi-Strategy Funds does not jointly market.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-464-2070, and (ii) on the Commission’s website at http://www.sec.gov.

Item 2. Code of Ethics.

As of the period ended March 31, 2026 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (212) 464-2070.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Neil Medugno possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Neil Medugno as the Registrant’s audit committee financial expert. Mr. Medugno is not an “interested person” of the Registrant and is also “independent” pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $68,366 for the fiscal year ended March 31, 2025 and $69,050 for the fiscal year ended March 31, 2026.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended March 31, 2025 and $0 for the fiscal year ended March 31, 2026.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning were $408,600 for the fiscal year ended March 31, 2025 and $407,000 for the fiscal year ended March 31, 2026. These services consisted of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2025 and $0 for the fiscal year ended March 31, 2026.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7) (i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the registrant were $0 for the fiscal year ended March 31, 2025 and $0 for the fiscal year ended March 31, 2026.

(h)

The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Adviser’s proxy voting policy is set forth below.

J.P. Morgan Private Investments, Inc, the Funds’ investment adviser (the “Adviser” or “JPMPI”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios.

Delegation of Proxy Voting Responsibilities – The Funds’ Board delegates the proxy voting authority with respect to each Fund’s portfolio securities to the Fund’s Adviser, who in turn may delegate to the Fund’s sub-adviser(s), if applicable. The adviser/sub-adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities. The adviser/sub-adviser is also required to adopt written proxy voting procedures that comply with the requirements of the Investment Company Act and Advisers Act.

As a fiduciary to its Clients, JPMPI must monitor corporate actions and act reasonably to vote proxies in the best interests of those Clients from which JPMPI accepts proxy voting discretion. Further, Rule 206(4)-6 of the Advisers Act requires every registered investment adviser to (i) adopt and implement written policies and procedures reasonably designed to ensure, among other things, that proxies are voted in the “best interest of clients,” including how the adviser addresses material conflicts that may arise; (ii) disclose to clients how they can obtain information about how proxies were voted; and (iii) describe to clients the proxy voting policies and procedures and furnish a copy upon request. Unless a Client that has conferred JPMPI with investment discretion expressly retains proxy voting authority or delegates that authority to another person, JPMPI is obligated to vote proxies on its behalf, and must do so in a prudent and diligent manner and solely in the best interest of its Clients.

Proxy Voting Procedures and Guidelines – To ensure that the proxies are voted in the best interests of its clients, JPMPI has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

There are currently separate guidelines for types of investments.

1)

With respect to closed-end Registered Funds that invest in underlying private investment funds, JPMPI has investment discretion to allocate the assets of such Funds to various underlying private investment funds. In cases wherein JPMPI is authorized by such Funds to vote the solicitations, proxies or consents (collectively, “Consents”) of, or otherwise provide approval to, such underlying private investment funds (and such authorization has not been delegated to a sub-adviser), JPMPI will vote such Consents in accordance with the internal procedure. In such cases wherein JPMPI is authorized by such Funds to vote the Consents of such underlying private investment funds and such authorization has been delegated to a sub-adviser, JPMPI will review whether such sub-adviser votes such Consents in the best interests of such underlying private investment funds’ investors and in accordance with such sub-adviser’s proxy voting policies.

2)

With respect to open-end Registered Funds and closed-end Registered Funds for which JPMPI has investment discretion to invest Client assets in registered funds or securities and may be authorized to vote the underlying registered funds or securities, these are voted in accordance with benchmark guidelines implemented by an independent third party service provider.

For proxy voting policies and procedures for any sub-advised funds, see the sub-advisers’ proxy voting policies.

Please see JPMPI’s ADV Part 2A Brochure for further detail on the Adviser’s proxy voting policies and procedures.

Proxy Voting Disclosures – The Funds will include a summary of the proxy voting policies and procedures of its adviser or sub-adviser in the SAI (the actual policies and procedures may also be utilized). For closed-end funds, this information will also be disclosed on Form N-CSR. In addition, the Funds will disclose in the annual and semi-annual shareholder reports and registration statements the methods by which shareholders may obtain information about proxy voting.

Annual Form N-PX Filings – Each Fund will file with the SEC, on Form N-PX, a complete voting record for the twelve-month period ended June 30, no later than August 31 of each year.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The Fund’s portfolio managers are Boris Arabadjiev and Thomas Byrnes. The portfolio managers determine the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments.

Mr. Arabadjiev is a Managing Director and the Head of Alternatives for the J.P. Morgan Private Bank CIO team, and the Head of Hedge Funds and Liquid Alternatives for the J.P. Morgan Endowments & Foundations CIO Team, based in New York. Additionally, he is a member of the Wealth Management Global Investment Council. Mr. Arabadjiev is responsible for coordinating the Private Bank’s CIO team research and strategy efforts of both teams across alternative investments, including hedge funds and liquid alternatives. In this capacity, Mr. Arabadjiev works closely with the firm’s Manager Selection, Hedge Fund Due Diligence, Portfolio Construction, Investment Strategy, and Risk Management teams to ensure alternative investments in client portfolios reflect the teams’ strategic and tactical views and are underwritten using a disciplined, systematic framework. Mr. Arabadjiev joined J.P. Morgan in 2017 with 18 years of capital markets experience and brings substantial expertise in analyzing, developing and investing in alternative investment strategies. Previously, Mr. Arabadjiev was the CIO and co-founder of Altemis Capital Management, a boutique asset management firm focused on liquid alternatives. At Altemis, Mr. Arabadjiev launched and ran a multi-asset risk premia product and customized solutions platform for institutional investors. Prior to Altemis, Mr. Arabadjiev was a Managing Director and CIO of the Alpha Strategies Group at Credit Suisse Asset Management, the firm’s fund of hedge funds business. Mr. Arabadjiev began his career at Barra Inc. in Berkeley, CA, where he worked with institutional investors on the development and application of factor-based risk analytics before moving to London to lead the firm’s cross-asset risk analytics effort. Mr. Arabadjiev holds a Ph.D. in Economics from the University of Southern California and a B.A./B.Sc. from WV Wesleyan College.

Mr. Byrnes is an Executive Director and Portfolio Manager for the J.P. Morgan Private Bank hedge fund team, based in New York. In this role, Mr. Byrnes is responsible for the management of hedge fund and liquid alternative portfolios, which seek to optimize risk-adjusted returns through top-down portfolio construction and bottom-up vehicle selection. Prior to joining J.P. Morgan in April 2016, Mr. Byrnes served as a Portfolio Manager within the alternatives group at Russell Investments. In this role, Mr. Byrnes was responsible for managing multi-strategy and single-strategy hedge fund portfolios with investments totaling over $2 billion in global institutional and retail capital. Prior to Russell Investments, Mr. Byrnes worked within the hedge fund portfolio management and research teams at Credit Suisse, where he analyzed and implemented hedge fund investment ideas, as well as performed extensive research across multiple hedge fund strategies and portfolio construction focused on alternatives. Mr. Byrnes earned his Bachelor of Science in Business Administration with a concentration in Finance from Georgetown University, and is a Chartered Financial Analyst (CFA).

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2026:

Access Multi-Strategy Fund L.L.C.

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Boris Arabadjiev	3	$2,276	9	$15,389	893,736	$540,865

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Boris Arabadjiev	-	-	-	-	-	-

* Assets made up of discretionary programs which can include investment into one or more of the vehicles included in the “Registered Investment Companies” and “Other Pooled Investment Vehicles”. Therefore, the amount of total assets in “Other Accounts” may also include assets from the other sections.

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Tom Byrnes	3	$2,276	-	-	-	-

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Tom Byrnes	-	-	-	-	-	-

* Assets made up of discretionary programs which can include investment into one or more of the vehicles included in the “Registered Investment Companies” and “Other Pooled Investment Vehicles”. Therefore, the amount of total assets in “Other Accounts” may also include assets from the other sections.

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and/or their affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients, some of which will be Investment Funds, and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund and/or the Investment Funds invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Manager and JPMorgan is set forth in the Investment Manager’s Form ADV, as applicable, which prospective shareholders should review prior to purchasing Fund shares. Copies of Part 1 and Part 2A of the Investment Manager’s Form ADV are available on the SEC’s website (www.adviserinfo.sec.gov).

Acting for Multiple Clients. In general, the Investment Manager faces conflicts of interest when either or both renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by the Investment Manager and/or their affiliates (“Other Accounts”) engage in short sales of the same securities held by the Fund or an Investment Fund, the Investment Manager could be seen as harming the performance of the Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which the Fund or an Investment Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which the Fund or an Investment Fund has also invested and these activities could have an adverse effect on the Fund. For example, if the Fund or an Investment Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund or Investment Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund or Investment Fund invests may use the proceeds of such investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, the Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by the Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Investment Manager for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for the Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Investment Manager’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as the Fund or invests in substantially similar assets as the Fund, creates an incentive for the Investment Manager to favor the account paying it the potentially higher fee, e.g., in placing securities trades. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance. The Investment Manager is actively engaged in advisory, trade support and management services for multiple investment vehicles, funds and accounts (each, an “Affiliated Group Account”), including other unregistered investment funds as well as investment funds registered under the Investment Company Act of 1940. The Investment Manager from time to time invests in an Investment Fund on behalf of the Fund and/or one or more of its other clients, and thereby holds a significant portion of the interests in such Investment Fund, which will give rise to certain conflicts. For instance, preferential terms are granted to Affiliated Group Accounts as a result of the aggregate size of the commitments by all of such Affiliated Group Accounts to an Investment Fund, and therefore, in such cases, the Investment Manager will have an incentive not to withdraw an investment from any such Investment Fund when it might otherwise wish to do so for an Affiliated Group Account in order to preserve the preferential terms for all of its Affiliated Group Accounts.

The Investment Manager and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Investment Manager, and/or an Affiliate. The Investment Manager or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Investment Manager is not required to purchase or sell for any client account securities that they, an Affiliate or any of their employees may purchase or sell for their own accounts or the proprietary accounts of the Investment Manager or an Affiliate or its clients. The Investment Manager, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Fund will not be entitled to any such compensation. In providing services and products to clients other than the Fund, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for the Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Fund and/or Investment Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including the Fund or an Investment Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or Investment Fund or the Fund’s or Investment Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the JPMorgan Funds have received exemptive orders permitting certain JPMorgan Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Fund cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Fund could not purchase in the offering. In both cases the number of securities and counterparties available to the Fund will be fewer than are available to registered funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory, administration, and shareholder servicing and other services to the Fund, and providing such services to the Fund may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

JPMorgan may provide brokerage services to Investment Funds in compliance with applicable law. JPMorgan may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, and the fees or allocations from the Fund to the Investment Manager or its affiliates will not be reduced thereby. The Investment Manager or its affiliates, may enter into placement agent agreements with a Portfolio Manager pursuant to which such Portfolio Manager may compensate the Investment Manager or its affiliates, for referring investors (other than the Fund) to the Portfolio Manager.

To the extent permitted by applicable law, affiliates of the Investment Manager from time to time will invest proprietary or client capital with investment advisers, which may also be Portfolio Managers to the Investment Funds, or in one or more of the Investment Funds in which the Fund invests. It is expected that a significant number of the Portfolio Managers will pay fees to such affiliates. For example, broker-dealer affiliates of the Investment Manager, such as J.P. Morgan Securities LLC, act as placement agent for JPMorgan and third-party hedge funds and these affiliates will earn fees from the hedge fund sponsors or the hedge funds for providing placement and other ongoing services to the hedge fund. The Adviser generally chooses to invest the Fund’s assets in hedge funds also available for other J.P. Morgan Private Bank accounts, which typically are only hedge funds who pay or whose sponsors pay such fees to a broker-dealer affiliate of the Investment Manager. The Adviser also invests in hedge funds that do not use a broker-dealer affiliate as placement agent. Fees paid to these affiliates are based on the client capital invested on their behalf by the affiliate in the Investment Funds. However, no affiliate will receive fees from Portfolio Managers for the Fund’s capital invested in the Investment Funds. In addition, JPMorgan may have other business relationships with such Portfolio Managers.

Participations Adverse to the Fund. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect the Fund’s and/or an Investment Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when the Fund and/or an Investment Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients”.

Preferential Treatment. The Investment Manager receives more compensation with respect to certain funds or Other Accounts than it receives with respect to the Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Investment Manager and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time and attention to the management of the funds or accounts.

JPMorgan and its affiliates have entered into arrangements with service providers that include fee discounts for services rendered to JPMorgan and its affiliates. For example, certain law firms retained by JPMorgan or one or more of its affiliates discount their legal fees based upon the type and volume of services provided to JPMorgan or its affiliates. The cost of legal services paid by the Fund is separately negotiated and is not included in the negotiation or calculation of the JPMorgan rate and, as a result, the fees that are charged to the Fund typically reflect higher billing rates. In the event legal services are provided jointly to JPMorgan or its affiliates and the Fund with respect to a particular matter, the Fund and JPMorgan or such affiliates will each bear their pro rata share of the cost of such services which may reflect the JPMorgan discount or a higher rate, depending on the facts and circumstances of the particular engagement.

Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. In addition, JPMorgan has an incentive to allocate assets of the Fund to an underlying fund that is small, pays fees to JPMorgan or to which JPMorgan has provided seed capital.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, the Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by the Fund that could be triggered based on the number of options written by the Investment Manager and/or Sub-Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. The Investment Manager pays certain broker-dealers with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Investment Manager faces conflicts of interest because the statistical information and other research services may benefit certain other clients of the Investment Manager more than the Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Investment Manager uses client brokerage commissions to obtain statistical information and other research services, the Investment Manager receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Investment Manager may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Tender Offers. JPMorgan on behalf of its discretionary clients have significant ownership in the Fund. JPMorgan faces conflicts of interest when recommending to the Board the amount of shares the Fund should accept for tender, and when considering the effect of tender offers on the Fund and on other shareholders in deciding whether and when to tender its shares. A large tender of shares by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large tender could significantly reduce the assets of the Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio and other adverse consequences to the Fund, such as an event of default under the Credit Agreement.

Affiliated Transactions. The Fund is subject to conflicts of interest if it engages in principal or agency transactions with other JPMorgan funds or with JPMorgan. To the extent permitted by law, the Fund can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Fund (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self- dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of the Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, JPMorgan has direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Investment Manager, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Affiliated Service Providers. JPMorgan faces conflicts of interest when the Fund uses service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, administration, fund accounting and shareholder servicing services to the Fund for which they are compensated by the Fund. Similarly, the Investment Manager faces conflicts of interest if they decide to use or negotiate the terms of a credit facility for the Fund if the facility is provided by an Affiliate. The JPMorgan affiliates providing services to the Fund benefit from additional fees when the Fund invests in an Investment Fund that also uses JPMorgan as its service provider.

Proxy Voting. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser votes proxies for securities held by the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. Any proxies will be voted by an independent third party using its own guidelines. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser invest Fund assets in securities of companies that are also clients of the Investment Manager and/or Sub-Adviser or that have material business relationships with the Investment Manager and/or Sub-Adviser or an Affiliate and a vote against management could harm or otherwise affect the Investment Manager’s, Sub- Adviser’s or the Affiliate’s business relationship with that company.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Valuation. Investment Manager acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. Investment Manager values securities and assets in the Fund according to the Fund’s valuation policies. From time to time Investment Manager will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with Investment Manager. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. Investment Manager will also face a conflict with respect to valuations as they affect the amount of Investment Manager’s compensation as investment adviser and administrator.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Investment Manager could cause the Investment Manager to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. However, JPMorgan’s internal information barriers restrict the Investment Manager’s ability to access such information even when it would be relevant to its management of the Fund. Such Affiliates can trade differently from the Fund potentially based on information not available to the Investment Manager. If the Investment Manager acquires or is deemed to acquire material non- public information regarding an issuer, the Investment Manager will be restricted from purchasing or selling securities of that issuer for its clients, including the Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Investment Manager receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or the Investment Manager, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

II. CONFLICTS OF INTEREST RELATING TO PORTFOLIO MANAGERS

The Investment Manager anticipates that each Portfolio Manager will consider participation by the Fund or an Investment Fund in which the Fund invests in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for investment funds and other accounts managed by the Portfolio Manager other than the Fund (“Portfolio Manager Accounts”), that pursue investment programs similar to that of the Fund. Circumstances may arise, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Fund or an Investment Fund. Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Fund or an Investment Fund, or vice versa.

Situations may occur when the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Fund’s or an Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

A Portfolio Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Investment Fund to purchase and a Portfolio Manager Account to sell, or the Investment Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Portfolio Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Investment Manager or its affiliates, including the Sub-Advisor. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Investment Manager may provide to one or more Portfolio Manager Accounts or the Fund.

PORTFOLIO MANAGER COMPENSATION

Each portfolio manager participates in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual and/or investment funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual and/or investment funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual and/or investment funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual and/or investment funds.

Disclosure of Securities Ownership

The following tables indicate the dollar range of securities of the Funds beneficially owned by the portfolio managers, (note that numbers below may also represent a notional interest in the securities as part of deferred compensation):

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Boris Arabadjiev	x
Thomas Byrnes	x

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit 13(a)(1) to the Registrant’s Annual Report to Shareholders on Form N-CSR File 811-21552, filed on June 6, 2022.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)*	/s/ Gregory R. McNeil
Gregory R. McNeil
Principal Executive Officer

Date	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory R. McNeil
Gregory R. McNeil
Principal Executive Officer

Date	June 5, 2026

By (Signature and Title)*	/s/ Tricia Larkin
Tricia Larkin
Principal Financial Officer

Date	June 5, 2026

* Print the name and title of each signing officer under his or her signature.